UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2023

BEAM THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39208	81-5238376
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

238 Main Street Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (857) 327-8775

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BEAM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On October 18, 2023, the board of directors of Beam Therapeutics Inc. (the “Company”) approved a portfolio prioritization and strategic restructuring of the Company to streamline its operations. The Company intends to prioritize development of its ex vivo and in vivo sickle cell disease programs, including BEAM-101, its Engineered Stem Cell Antibody Paired Evasion (ESCAPE) conditioning strategy, and in vivo delivery to hematopoietic stem cells program, as well as its in vivo base editor BEAM-302 in development for the treatment of alpha-1 antitrypsin deficiency. The Company also intends to explore partnership opportunities for continued development of select programs, including BEAM-201 and other potential ex vivo CAR-T therapies.

In connection with this portfolio prioritization and strategic restructuring, the Company expects to reduce its employee headcount by approximately 100 positions, or about 20% of its workforce. The Company expects to incur one-time costs of approximately $6.6 million in the fourth quarter of 2023 in connection with the workforce reduction. These costs consist primarily of cash expenditures related to severance payments. The Company estimates that the workforce reduction will be substantially completed in the fourth quarter of 2023. The estimate of costs that the Company expects to incur and the timing thereof are subject to a number of assumptions and actual results may differ. The Company may also incur additional costs not currently contemplated due to events that may occur as a result of, or that are associated with, the actions described above.

Item 7.01.	Regulation FD Disclosure.

On October 18, 2023, the Company updated its corporate presentation that it intends to use in connection with presentations at conferences and meetings. The slides from the Company’s corporate presentation are furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filling.

Item 8.01.	Other Events.

On October 19, 2023, the Company issued a press release announcing the portfolio prioritization and strategic restructuring. The full text of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Beam Therapeutics Inc. Corporate Presentation

99.2	Press Release Issued by Beam Therapeutics Inc. on October 19, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the attached press release contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned not to place undue reliance on these forward-looking statements, including, but not limited to, statements related to: the Company’s pre-clinical and clinical development plans and timing expectations; expectations related to the cost and timing of the Company’s portfolio prioritization and strategic restructuring; the Company’s expected cash runway, including the potential impact of the portfolio prioritization and strategic restructuring on the Company’s expected cash runway; the potential impact of the portfolio prioritization and strategic restructuring on the Company’s operations and development timelines; the therapeutic applications and potential of the Company’s technology; the Company’s plans, and anticipated timing, to advance its clinical trials and programs; the Company’s ability to seek, establish and maintain a collaboration or partnership to develop its programs with a collaborator or partner; and the Company’s ability to develop life-long, curative, precision genetic medicines for patients through base editing. Each forward-looking statement is subject to important risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement, including, without limitation, risks and uncertainties related to: risks related to the Company’s ability to successfully achieve the benefits of the portfolio prioritization and strategic restructuring; the Company’s ability to develop, obtain regulatory approval for, and commercialize its product candidates, which may take longer or cost more than planned; the Company’s ability to raise additional funding, which may not be available; the Company’s ability to obtain, maintain and enforce patent and other intellectual property protection for its product candidates; the potential impact of pandemics and other health emergencies, including their impact on the global supply chain; the uncertainty that the Company’s product candidates will receive regulatory approval necessary to initiate human clinical studies; that preclinical testing of the

Company’s product candidates and preliminary or interim data from preclinical studies and clinical trials may not be predictive of the results or success of ongoing or later clinical trials; that initiation and enrollment of, and anticipated timing to advance, the Company’s clinical trials may take longer than expected; that the Company’s product candidates may experience manufacturing or supply interruptions or failures; risks related to competitive products; and the other risks and uncertainties identified under the headings “Risk Factors Summary” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, and in any subsequent filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this Current Report on Form 8-K or the attached press release, as applicable. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAM THERAPEUTICS INC.

Date: October 19, 2023	By:	/s/ John Evans
	Name:	John Evans
	Title:	Chief Executive Officer